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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): MAY 9, 2006

                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

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
                MICHIGAN                                          38-2007430
     (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)
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
  ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                           48226-5099
(Address of Principal Executive Offices)                          (Zip Code)
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      (Registrant's telephone number, including area code): (313) 227-7300

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 9, 2006, Compuware Corporation (the "Company") executed an amendment (the "Amendment") to the Rights Agreement, dated as of October 25, 2000, between the Company and Equiserve Trust Company, N.A., now known as Computershare Trust Company, N.A., (as previously amended, the "Rights Agreement"), which provides for the right to purchase (a "Right") one two-thousandth of a share of Series A Junior Participating Perferred Stock, par value $0.01 per share (the "Preferred Share"), of the Company at a price of $40.00 per one two-thousandth of a Preferred Share. The following is a description of the Amendment. Such description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.7 and incorporated herein by reference.

     The Amendment modifies the definition of "Acquiring Person" by increasing the ownership threshold of outstanding voting shares from 15% to 20%. The Amendment also changes the "Final Expiration Date," as defined in the Plan, from November 9, 2010 to May 9, 2009.

     The Amendment modifies the redemption provision to provide that in the event the Company receives a Qualified Offer (as defined below), the Rights may be redeemed by way of shareholder action taken at a special meeting of shareholders called for the purpose of voting on a resolution accepting the Qualified Offer and authorizing the redemption of the Rights pursuant to the provisions of the Agreement. The special meeting must be held within 90 business days after the Company receives a request from shareholders to hold such a meeting. If a resolution to redeem the Rights is approved at the special meeting (or if the special meeting is not held on or before the 90th business day after receipt of the request for a meeting), it will become effective immediately prior to the consummation of any Qualified Offer consummated within 60 days after the earlier of the special meeting or the 90th business day after receipt of a request for a special meeting of shareholders. A "Qualified Offer" is a tender offer for all outstanding Common Shares not already beneficially owned by the person making the offer that meets all of the following conditions:

     - the same per share price is offered for all shares, is greater than the highest closing price for the Common Shares during the 365 calendar day period immediately preceding the date on which the offer is commenced, represents a reasonable premium above the average of the closing prices for the five trading days immediately preceding the date on which the offer is commenced, is at least 70% cash (with any non-cash consideration consisting of common stock of the offeror), and is to be paid upon consummation of the offer,

     - if the consideration offered includes shares of common stock of the offeror, the offeror is a publicly owned United States corporation and its common stock is traded on either the New York Stock Exchange or the Nasdaq National Market, no further stockholder approval is required to issue such common stock, no other class of voting stock of the offeror is outstanding, and the offeror shall permit the Company's investment banking firm and legal counsel to have access to such offeror's books, records, management, accountants and other advisers for the purpose of permitting such investment banking firm and such legal counsel to conduct a due diligence review to permit such investment banking firm to be able to render a fairness opinion with respect to the consideration being offered,


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     -    the offer is accompanied by written financing commitments and/or the offeror has on hand cash or cash equivalents, for the full amount of all financing necessary to consummate the offer and follow-on merger,

     - the offer is subject to a non-waivable condition that a minimum of 90% of the outstanding Common Shares (other than those owned by the offeror) will be tendered and not withdrawn as of the offer's expiration date,

     - the offer by its terms remains open for at least 60 business days and at least 10 business days after the date of any special meeting of shareholders called under the redemption provisions, plus 15 business days after any change in price or after any bona fide alternative offer for a higher consideration is made,

     - the offer is accompanied by a written opinion of a nationally recognized investment banking firm stating that the price to be paid to holders pursuant to the offer is fair and including any written presentation of such firm showing the analysis and range of values underlying such conclusion,

     - on or before the date the offer is commenced, such person makes an irrevocable written commitment to the Company:

               to acquire, within 5 business days following completion of the offer, all Common Shares then not beneficially owned by such person at the same cash price per share as paid in the offer,

               not to amend its offer to reduce the price or otherwise change the terms in a way that is adverse to tendering shareholders, and if the offer is not consummated, that such person will not make another offer for the Common Shares within one year if at least 85% of the Common Shares not owned by such Person has not been tendered, and

     - such offer is subject only to the conditions required in the definition and usual and customary terms and conditions, and is not subject to any financing, funding or similar condition, nor to any condition relating to completion of or satisfaction with any due diligence or similar investigation.

     In connection with the Board's approval of the Amendment, it currently intends to ask shareholders at the 2006 annual meeting to vote on a non-binding ratification proposal with respect to the Rights Agreement as amended. Further information regarding the proposal will be included in the Company's annual meeting proxy statement, which should be read carefully before determining how to vote. This report on Form 8-K is not intended to be a solicitation of proxies in connection with the annual meeting.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     The information set forth in Item 1.01 above is incorporated herein by reference.


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ITEM 8.01. OTHER EVENTS.

     On May 11, 2006, the Company issued a press release announcing that the Company's Board of Directors at its May 5, 2006 meeting unanimously voted to amend the Rights Agreement. A copy of the press release is furnished with this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     4.6 Amendment To Rights Agreement, dated as of October 29, 2001, to the Rights Agreement, dated as of October 25, 2000 (the "Rights Agreement"), between Compuware Corporation, a Michigan corporation (the "Company"), and Equiserve Trust Company, N.A. now known as Computershare Trust Company, N.A., a National Banking Association (the "Rights Agent").

     4.7 Amendment No. 2, dated as of May 9, 2006, to the Rights Agreement, dated as of October 25, 2000 (the "Rights Agreement"), between Compuware Corporation, a Michigan corporation (the "Company"), and Equiserve Trust Company, N.A. now known as Computershare Trust Company, N.A., a National Banking Association (the "Rights Agent").

     99.1 Press Release, dated May 11, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUWARE CORPORATION


Date: May 11, 2006                      By: /s/ Laura L. Fournier
                                            -----------------------------------
                                            Laura L. Fournier
                                            Senior Vice President
                                            Chief Financial Officer


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                                INDEX OF EXHIBITS

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
EXHIBIT NO.                           DESCRIPTION
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
    4.6       Amendment to Rights Agreement, dated as of October 29, 2001

    4.7       Amendment No. 2, dated as of May 9, 2006

    99.1      Press Release, dated May 11, 2006.
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